youbet.com®

Roth Capital Partners, LLC

Who Are We?

- Industry leader
- Financial and operating turnaround completed
- Proven and scalable technology
- Positive cash flow
- Significant international growth opportunities
- Experienced, results-driven management team

"To be the premier technology and service provider for interactive wagering worldwide"

Channel Play

The bulk of handle growth will come through phone and online channels

Horse Racing Industry Handle by Channel


Handle, $Bn
20
15
10
5
0
13.9 14.1 13.7 14.1 14.6 14.9 15.2 15.6 15.9 16.2 16.5 16.8 17.1 17.3 17.4 17.5 17.5 17.5
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03E '04E '05E '06E '07E '08E
Projected CAGR, '02-'08
Online ADW +17%
OTB -1%
Inter-track -1%
Live 0%

How can the industry maximize the opportunity of this new channel?

Note: 2002-2007 projected handle for OTB, inter-track, and live based on historic growth trends; 2002-2007 ADW handle growth projections based on Pearl-Reed penetration model

Source: Association of Racing Commissioners International, Monitor analysis

History

- Public since 1995 (Nasdaq: UBET)
- We provide customers the ability to watch, access handicapping information and wager on horse racing events nationwide
- Processed over $700 million dollars in wagers since accepting our first wager in 1997
- Processed over 60 million wagers since 1997
- Largest broadcaster of live A/V on the Internet (312 Gb/Day)

Historic Financial Performance



Handle ($, millions)
27.6
28.4
18.8
19.8
27.1
39.6
46.3
50.0
61.0
73.3
72.5
69.1
Millions ($)
5
4
3
2
1
0
-1
-2
-3
-4
-5
-6
1.7
1.7
1.1
1.4
1.8
2.4
2.7
3.1
3.8
4.7
4.8
5.1
-2.0
-2.7
-3.0
-4.1
-1.4
-1.0
-0.7
0.1
0.5
0.6
0.7
0.4
-3.7
-4.4
-4.1
-5.5
-3.2
-3.4
-3.4
-3.0
-3.3
-3.9
-4.1
-4.7
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2001
2002
2003
Revenues Net of COGS
Operating Expenses
EBITDA

Growth Initiatives

Youbet has focused on several key initiatives to drive top line and bottom line growth

Pricing	Implemented subscription fee pricing model to eliminate low revenue customers and increase revenue stream
Wager Migration	Migrated wagers to higher yielding tracks through contests, promotions, and web design to increase revenue yields
Deals/ Negotiations	Renegotiated deals and terms with tracks and states to generate higher revenues
Costs	Reduced expenses through downsizing, renegotiation of communications contracts, and streamlined account funding processes

Wager Migration


Harness Initiative
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Handle ($)
October
November
December
January
2003
2002

* Cal Expo, Meadowlands, Pompano Park

Competitive Advantage

We've effectively leveraged our resources and capabilities to create a competitive advantage while providing the highest margin yield to our tracks:

- Technical infrastructure is a barrier-to-entry that is proven and scalable
- Comprehensive track offering and customized services that create "repeat" customers
- Detailed customer segmentation analysis & targeted tactics to attract additional customers

Customer Segmentation

Youbet.com generates 52% of its overall revenue with 6% of its wagering customers

~40,000 Active Accounts

Customer Characteristics / Wager Characteristics			CAB Exclusive Channel	Total Access Wagering Customers				
				Non-TVG States		TVG States		
				Lower Yield	High Yield	Non-CA	CA	
Wager ~15,500 accounts	ø Handle* High $4,471		CAB Loyalists 7.1% of wagerers 16.7% of total revenue	High-Potential Rollers 1.6% of wagerers 12.6% of total revenue	Golden Rollers 2.7% of wagerers 27.8% of total revenue	Restricted Rollers 1.9% of wagerers 12.4% of total revenue	Low Revenue Surfers 6.0% of wagerers 4.5% of total revenue	~4.5K accounts
	ø Handle* Medium $791			Consistent Performance 8.3% of wagerers 13.8% of total revenue		Restricted Performance 4.1% of wagerers 4.1% of total revenue		
	ø Handle* Low $90	Low Usage AV	On-The-Fence Accounts - Low AV 59.9% of wagerers			9.4% of total handle 8.6% of total revenue		~12K accounts
		High Usage AV	On-The-Fence Accounts - High AV 8.5% of wagerers					
No Wager ~24,500 accounts	Frequent AV Use	Low Usage of MS	AV Hermits (2.6% of accounts)					
		High Usage of MS	High Maintenance Cherry Pickers (0.2% of accounts)					
	Infrequent AV Use		Curious Testers (58.8% of accounts)					~23.5K accounts

Note: * Average monthly Total Handle For Users in Wager Class, Jan-Jul 2002

Source: Youbet User Transaction Database, Monitor Analysis

Channel Segmentation

Because we consistently deliver the highest margin to our tracks, we have powerful leverage to expand our wagering channel with them


Channel Segmentation
6%
4%
2%
0%
Track Margin on Handle (%)
On Track
Youbet.com
TVG
Satellite (In-state Sources)
Simulcast (Out-of-state)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
% Market Share

youbet.com

Content Offering

We have the most comprehensive list of tracks and most unique services available to our customers


YOUBET EXPRESS
TODAY
TOMORROW
Welcome, Moises!
Harness Winner's Bonus Tracks Displayed in Red
5%
Winner's Bonus
"Harness Racing's New Deal"
Receive 5% on your winnings.
Free handicapping information to help you win.
YOUR ACCOUNT MANAGER
MEMBER
Clear All
OK
Northfield Park
Wager Here
5%
Winner's Bonus
OSBORNE'S FALCON
UMBULL RUMBLE
LD LEGEND
PPY'S FLING N
LUCKY TWENTY SEVEN

Youbet.com is a horse wagering site built by horse racing professionals

Product Differentiation

Youbet.com is considered the premier online wagering site by racing enthusiasts because of our fully integrated customized services

EXISTING PRODUCTS	Youbet.com	ExpressBet	TVG	WinTicket
Track Controller	X			
Wager Queue	X			
Winners' Bonus	X			
Players Trust ™	X			
Personalized Messaging	X			
Live Continuous Update on Race Changes	X	X		X
System Analyzer (Diagnostic Utility)	X			
Fees	Subscription		Per Bet	Per Bet
Number of States Operated In	39	39	13	38

NEW PRODUCT ENHANCEMENTS				
Race Replays	X			
Multi Track A/V	X			

Growth Initiatives

We are evaluating numerous business development opportunities that would increase our competitive advantage and accelerate our growth:

Revenue Model
- B2B
- B2C

International Expansion
- South America
- Europe

Product Enhancement
- Replay Technology
- Multi-Track A/V Streaming

New Product Development
- Mobile Products
- Telephone Strategy